U.S. GLOBAL INVESTORS FUNDS

Global MegaTrends Fund

Investor Class Shares

SUPPLEMENT DATED AUGUST 18, 2011

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED MAY 1, 2011

Effective immediately, all references to Mr. Jack Dzierwa as a member of the Global MegaTrends Fund’s portfolio management team are deleted.